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                                                                   Exhibit 99.01

                              SECOND AMENDMENT TO
                              -------------------
                      THE POOLING AND SERVICING AGREEMENT
                      -----------------------------------

     SECOND AMENDMENT TO POOLING AND SERVICING AGREEMENT, dated as of January 3, 2000 (this "Amendment"), by and between FIRST USA BANK, NATIONAL ASSOCIATION, as Transferor and Servicer (in such capacities, the "Transferor" and the "Servicer," respectively), and THE BANK OF NEW YORK, as Trustee (in such capacity, the "Trustee").

     WHEREAS, The First National Bank of Commerce ("FNBC"), as Transferor and Servicer and the Trustee, as successor trustee to The First National Bank of Chicago pursuant to an Instrument of Resignation, Appointment and Acceptance, dated as of September 23, 1998, have heretofore executed and delivered a Pooling and Servicing Agreement, dated as of August 1, 1997, as assumed pursuant to the Assignment and Assumption Agreement (the "Assumption Agreement"), dated as of November 16, 1998, among First USA Bank, National Association, as the Assuming Entity, FNBC, as Transferor and Servicer, and the Trustee (as so amended, supplemented and assumed through the date hereof, including by the Merger Assumption Agreement (the "Merger Assumption Agreement"), dated as of September 17, 1999, among First USA Bank, National Association, FCC National Bank, as successor and the Trustee, and as the same may be further amended, supplemented or otherwise modified and in effect from time to time, the "Master Pooling and Servicing Agreement"), by and between the Transferor, the Servicer and the Trustee;

     WHEREAS, Section 13.1(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, without the consent of the Holders, may amend the Master Pooling and Servicing Agreement from time to time so long as (i) the Trustee shall have received from the Transferor, an Officer's Certificate to the effect that such amendment will not adversely affect in any material respect the interests of the Investor Holders and (ii) the Transferor, the Servicer and the Trustee shall have received from each Rating Agency then rating the Investor Certificates, a written notification that the Rating Agency Condition has been satisfied with respect to any outstanding Series which it is then rating;

     WHEREAS, the Trustee has received (i) from each Rating Agency, a letter confirming the current rating of each outstanding Series and (ii) an Officer's Certificate to the effect that such amendment will not adversely affect in any material respect the interests of the Investor Holders; and
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          WHEREAS, all other conditions precedent to the execution of this
Amendment have been complied with;

          NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

          SECTION 1.  Amendments to Section 1.1. (a) Section 1.1(b) of the
                      -------------------------
Master Pooling and Servicing Agreement is hereby amended by deleting in its entirety the phrase "amount of Interchange (if any)" and substituting in its place "Interchange Amount"

          (b) Section 1.1 of the Master Pooling and Servicing Agreement is hereby amended by adding the following definition thereto in the proper order therefor:

                    ""Interchange Amount" means, for any Distribution Date, an amount equal to the Collections of Principal Receivables for the Monthly Period related to such Distribution Date, multiplied by 1.42%."

          SECTION 2.  Amendment to Section 2.1.  Section 2.1 of the Master
                      ------------------------
Pooling and Servicing Agreement is hereby amended by adding the following as the last sentence of clause (d) thereof:

                    "The parties hereto intend to treat the transfer of Receivables as a sale for accounting purposes."

          SECTION 3.  Amendment to Section 3.5.  Section 3.5 of the Master
                      ------------------------
Pooling and Servicing Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

                    "On or before April 30 of each calendar year, the Servicer will deliver, as provided in Section 13.5, to the Trustee, any Credit Enhancement Provider and each Rating Agency, an Officer's Certificate substantially in the form of Exhibit C stating that (a) a review of the activities of the Servicer during the twelve-month period ending on December 31 of the immediately prior calendar year, or for the initial period, from the Closing Date until December 31, 1997, and of its performance under this Agreement was made under the supervision of the officer signing such certificate, (b) to the best of such officer's knowledge, based on such review, the

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Servicer has fully performed all its obligations under this Agreement throughout such review period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof and (c) the report required to be delivered to the Servicer by the independent certified public accountants pursuant to subsection 3.6(b) of this Agreement has been delivered to the Servicer, and such report contains no exceptions, except for such exceptions as the independent certified public accountants believe to be immaterial and such other exceptions as may be set forth in such report and listed in such Officer's Certificate. A copy of such Certificate may be obtained by any Investor Holder by a request in writing addressed to the Trustee at the Corporate Trust Office."

          SECTION 4.  Amendments to Section 3.6.  (a) Section 3.6 of the Master
                      -------------------------
Pooling and Servicing Agreement is hereby amended by deleting "March 31" thereof and substituting in its place "April 30";

               (b) Section 3.6 is further amended by deleting in each instance it appears, the phrase "to the financial statements of the Servicer";

               (c) Section 3.6, subsection (b) of the Master Pooling and Servicing Agreement is hereby further amended by deleting "and each Rating Agency";

               (d) Section 3.6, subsection (b) of the Master Pooling and Servicing Agreement is hereby further amended by deleting the following in its entirety:

               "A copy of such report may be obtained by any Investor Holder by a request in writing to Trustee addressed to the Corporate Trust Office."

               (e) Section 3.6 of the Master Pooling and Servicing Agreement is hereby further amended by deleting in each instance it appears within the
Section 3.6:

               "or a portion thereof falling after the Initial Closing Date"

          SECTION 5.  Amendment to Section 13.5. Section 13.05(a) of the Master
                      -------------------------
Pooling and Servicing Agreement is hereby amended by deleting "First National Bank of Commerce, 201 Saint Charles Avenue, 29th Floor, New Orleans, Louisiana 70170, Attention: Michael A. Flick, Secretary " and substituting in its place the following:

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               "to First USA Bank, National Association, 201 North Walnut,
Wilmington, Delaware 19801, Attention: Peter Rogers, (facsimile no. (302)594-
4224), and to First USA Bank, National Association, 1601 Elm Street, 46th Floor, Dallas, Texas 75201, Attention: Gavra Flood, (facsimile no. (214)849-2472), with a copy to BANK ONE CORPORATION, One Bank One Plaza, Suite IL1-0460, Chicago, Illinois 60670, Attention: Treasurer, (facsimile no.(312)732-4055)"

          SECTION 6.  Ratification of Master Pooling and Servicing Agreement. As
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amended by this Amendment, the Master Pooling and Servicing Agreement is in all
respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument.

          SECTION 7.  Severability.  If any one or more of the covenants,
                      ------------
agreements, provisions or terms or portions thereof of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms or portions thereof shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or portions of this Amendment.

          SECTION 8.  Counterparts.  This Amendment may be executed in one or
                      ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN
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ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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          IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                            FIRST USA BANK, NATIONAL ASSOCIATION,
                               as Transferor and Servicer


                             By:  /s/ Sharon Renchof
                                 --------------------------------
                             Name:   Sharon A. Renchof
                             Title:  Vice President


                             THE BANK OF NEW YORK,
                               as Trustee


                             By:  /s/ Eva Aryeetey
                                  -------------------------------
                             Name:   Eva Aryeetey
                             Title:  Assistant Treasurer

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